EXHIBIT 10(i)

                       Consent of KPMG Peat Marwick LLP.

                         INDEPENDENT AUDITORS' CONSENT
----------------------------------------------------------------------------

The Board of Directors
GNA Variable Investment Account

The Board of Directors
Great Northern Insured Annuity Corporation:

We consent to the use of our reports for Great Northern Insured Annuity Corporation and GNA Variable Investment Account included herein (post-effective amendment no. 4 to Form N-4 of registration no. 33-86412) and to the references to our firm under the heading "Experts" in the prospectus.

Seattle, Washington
April 15, 1997